EXHIBIT  99


                 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
                  PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report of Dan River Inc. (the "Company") on Form 10-Q for the period ending September 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

      The foregoing certification is to the best knowledge of the undersigned.


                                         /s/ Joseph L. Lanier, Jr.
                                         --------------------------------------
                                         Joseph L. Lanier, Jr., Chief Executive
                                           Officer


                                         /s/ Barry F. Shea
                                         --------------------------------------
                                         Barry F. Shea, Chief Financial Officer




                                         November 8, 2002